Exhibit 10.2

LEASE AGREEMENT

Dated June 26, 2020

Between

HIGH PROPERTIES

A Pennsylvania limited partnership

“Landlord”

and

ARMSTRONG FLOORING, INC.

A Delaware corporation

“Tenant”

Relating to

1827 Freedom Road

Suite 102

Lancaster, Pennsylvania 17601

LEASE AGREEMENT

PART I - BASIC LEASE INFORMATION

This Lease Agreement (this “Lease”) is made and executed this 26th day of June, 2020, by and between HIGH PROPERTIES, a Pennsylvania limited partnership, as successor to HIGH PROPERTIES, a Pennsylvania general partnership (herein called “Landlord”), and ARMSTRONG FLOORING, INC., a Delaware corporation (herein called “Tenant”).

This Lease consists of the following two parts: Part I which sets forth terms defined in this Lease (and certain obligations under the Lease) and which is sometimes referred to as the “Basic Lease Information,” and Part II which provides the terms and conditions for this Lease and which is sometimes referred to as the Standard Terms and Conditions. Part I and Part II collectively, are referred to as this “Lease.” Capitalized terms not otherwise defined in this Part I - Basic Lease Information shall have the meaning provided in Part II of the Lease.

The Basic Lease Information is as follows:

1. Landlord:	HIGH PROPERTIES, a Pennsylvania limited partnership as successor to HIGH PROPERTIES, a Pennsylvania general partnership

2. Tenant:	ARMSTRONG FLOORING, INC., a Delaware corporation

3. Permitted Use:	The Premises may be used by Tenant, its affiliates and successors, and its approved assignee, subtenants, and transferees, for any lawful use, including without limitation light industrial, research and development, product testing and development and all legally permitted ancillary uses thereto, including without limitation office space, excluding weapons of war or mass destruction, firearms, pornography, alcohol, tobacco and nuisance uses or prohibited uses not allowed elsewhere in Greenfield Corporate Center. Additionally, Tenant shall be permitted to use the Gaylord box storage located under the cooling tower outside the Premises for storage.

4. Campus:	Greenfield Corporate Center, located in the township of East Lampeter Township, County of Lancaster, Commonwealth of Pennsylvania

5. Building:	Building 36 of the Campus located at 1827 Freedom Road, Lancaster, Pennsylvania 17601

6. Premises:	Suite 102 of the Building as outlined on the plan attached hereto as Exhibit A

7. Tenant Improvements:	Those improvements to be completed by Landlord as defined in Section 25 of Part I. Landlord will provide Tenant with a $25.00 PSF Tenant Improvement Allowance (“TIA”) for the Tenant Improvements, which has been included in the Base Rent (Part I, Section 14). Should the TIA be insufficient to fund the construction of the Tenant Improvements, the TIA shall be extinguished prior to Tenant’s capital being utilized. In the event any portion of the TIA is not used, any unused amount shall be retained by Landlord.

8. Term:	Ten (10) Years and Seven (7) Months

9. Term Commencement Date:	March 1, 2021, except as otherwise provided in Sections 2.2 and 3 of Part II of this Lease

10. Expiration Date:	September 30, 2031, except as otherwise provided in Sections 2.2 and 3 of Part II of this Lease.

11. Rentable Area of the Building:	59,550 Square Feet

12. Rentable Area of the Premises:	32,143 Square Feet

13. Tenant’s Share:	53.976 Percent (53.976%)
(For pro-ration of Additional Rent)

14. Monthly Base Rent:	Term Commencement Date – sixteen (16) months following the Term Commencement Date - $31,366.21 per month - $376,394.53 per year - $11.71 PSF
(Less $31,366.21 per month for the period of Month 1 through Month 4 (“Concession Rent”), during which Tenant pays Additional Rent)
Months 17-28 $31,794.78 per month - $381,537.41 per year - $11.87 PSF
Months 29-40 $32,250.14 per month - $387,001.72 per year - $12.04 PSF
Months 41-52 $32,705.50 per month - $392,466.03 per year - $12.21 PSF
Months 53-64 $33,160.86 per month - $397,930.34 per year - $12.38 PSF
Months 65-76 $33,643.01 per month - $403,716.08 per year - $12.56 PSF
Months 77-88 $34,125.15 per month - $409,501.82 per year - $12.74 PSF
Months 89 -100 $34,607.30 per month - $415,287.56 per year - $12.92 PSF
Months 101 -112 $35,116.23 per month - $421,394.73 per year - $13.11 PSF
Months 113 -127 $35,625.16 per month - $427,501.90 per year - $13.30 PSF

15. Base Rent Over Term:	$4,245,072.44
(Less $125,464.84 in Concession Rent equals Tenant’s total Base Rent obligation of $4,119,607.60)

16. Base Year:	Not Applicable

17. Additional Rent:	All amounts and charges required to be paid by Tenant hereunder (other than Base Rent) as described more particularly in Section 5.2 of Part II of this Lease

18. Rent:	Includes both the Base Rent and Additional Rent to be paid by Tenant hereunder

19. Security Deposit:	$31,366.21

20. Landlord’s Address for Notices:	HIGH PROPERTIES
c/o High Associates Ltd.
1853 William Penn Way
P.O. Box 10008
Lancaster, PA 17605-0008

With copies, in all cases, to:

HIGH COMPANY, LLC
1853 William Penn Way
P.O. Box 10008
Lancaster, PA 17605-0008
Attn: General Counsel

21. Tenant’s Address for Notices:	Prior to the Term Commencement Date:

Armstrong Flooring, Inc.
Attn: General Counsel
2500 Columbia Avenue
P.O. Box 3025
Lancaster, PA 17604

On and after the Term Commencement Date:

Armstrong Flooring, Inc.
Attn: General Counsel
1740 – 1770 Hempstead Road
Lancaster, Pennsylvania 17601

With copies, in all cases, to:

Pepper Hamilton LLP Attn: Hannah Dowd McPhelin
100 Market Street, Suite 200
P.O. Box 1181
Harrisburg, PA 17108-1181
For courier deliveries, ZIP code 17101-2044

and

CBRE
Attn: Scott Miller, Executive Vice President
555 East Lancaster Avenue, Suite 120
Radnor, PA 19087

22. Rent Payment/Address:	Payable to:
HIGH PROPERTIES
P.O. Box 10605
Lancaster, PA 17605-0605

23. Commissions:	Broker’s commission to be paid to: Scott Miller
CBRE, Inc.
555 East Lancaster Ave, Suite 120
Radnor, PA 19807

24. Calculation of Rentable Area:	Non-Common Area Building. The Premises are a part of a building in which tenants are provided with their own private entrances and private restrooms and which is without any interior areas shared by tenants. “Rentable Area” has been calculated to include the entire building.

25. Condition of Premises:	Separate from the Base Building, Landlord shall improve the Premises with the improvements shown on Exhibit B-2 attached hereto (the “Tenant Improvements”), and designed in accordance with Exhibit B. Such improvements are referred to in Part II of the Lease (including exhibits hereto) as the “Tenant Improvements.” Except as may be expressly provided in this Lease, Tenant acknowledges that neither Landlord nor any of Landlord’s Affiliates (as defined in Section 15(c) of Part II of the Lease), nor any of their agents, have made any representations, warranties or covenants, either express or implied, with respect to the Premises, the Building, the Common Areas (as defined in Section 1.3 of Part II of the Lease), or the Campus, or the condition of any of the foregoing. Except as set forth in Section 9, Part II of the Lease, Landlord makes no representation that the building systems are appropriate for Tenant’s proposed use. If Tenant is intending to install racking or other equipment, Tenant should verify with the municipality regarding permitting and other requirements. Based upon Tenant manufacturing processes or its distribution methods which may include style of racking, type of palletization, materials being stored and quantities being stored, modifications may be required to building systems such as life safety, electrical or mechanical systems. These costs shall be borne solely by Tenant.

26. Payment of Operating Expenses:	Tenant shall pay Tenant’s Share (as defined herein) of annual Operating Expenses (as defined in Section 6.3 of Part II of the Lease).

27. Payment of Utilities:	Tenant shall pay all charges for utilities used or incurred by Tenant at the Premises, including without limitation heat, water, sewer, gas and electricity.

28. Responsibility for HVAC Systems:	Landlord shall perform all maintenance, repair and replacement of the HVAC Systems (as defined in Section 7.2 of Part II of the Lease) serving the Premises, including without limitation the scheduled maintenance set forth on Exhibit C to the Lease and any increased maintenance or replacements required to comply with CDC guidelines and the most current ASHRAE standards with respect to COVID-19. The cost of any such maintenance, repair or replacement of the HVAC Systems shall be paid by Tenant as part of Operating Expenses. Landlord shall, however, provide Tenant with a one (1) year warranty on all HVAC Systems. This warranty shall start as of the Term Commencement Date. If after the one-year warranty period expires, a replacement is required, the Tenant shall be responsible for a prorated share of the replacement expense amortized over the life expectancy of the replacement, as part of Operating Expenses. The proration shall be based upon a fifteen (15) year life expectancy of the replacement.

29. Obligation for Snow Removal and Grounds Maintenance:	Landlord shall mow lawns, maintain and replace shrubbery, weed where appropriate, and remove snow and ice from walkways, roadways and parking areas in accordance with the requirements specified on Exhibit D to the Lease. The cost of such services shall be included as an Operating Expense.

30. Special Lease Terms:	Tenant has two (2) renewal options for five (5) years each upon the terms and conditions set forth in Rider 1 and Rider 2.

Tenant has a right of first offer to lease additional space in the Building upon the terms and conditions set forth in Rider 3.

31. Attachments:	The following are attached to and made a part of this Lease:
Part II - Standard Terms and Conditions
Exhibit A - Site Plan

Exhibit A-1 - Delivery Condition
Exhibit A-2 - Intentionally Deleted
Exhibit B - Design Process Narrative for Interior Fit-Out Documents
Exhibit B-1 - Construction Schedule
Exhibit B-2 - Tenant Improvements
Exhibit C - Specifications for HVAC Maintenance Agreement
Exhibit D - Lawn Care and Snow Removal Requirements
Exhibit E - Rules and Regulations
Exhibit F - Escrow Agreement
Exhibit G - Janitorial Specifications
Exhibit H - Landlord’s Lien Subordination Agreement
Exhibit I — SNDA
Rider 1 - Renewal Option #1
Rider 2 - Renewal Option #2
Rider 3 - Right of First Offer

The registrant will provide supplementally any of the foregoing attachments to the Securities and Exchange Commission upon request.

IN WITNESS WHEREOF, and intending to be legally bound, Landlord and Tenant have caused this Part I of the Lease to be signed by their duly authorized officers or agents under seal, as of the date set forth above.

LANDLORD

HIGH PROPERTIES,
a Pennsylvania Limited Partnership
and as successor to High Properties, a general partnership
	By:	High General Corporation,
Sole General Partner

June 26, 2020
	By:	/s/ Mark C. Fitzgerald
Date		Print Name: Mark C. Fitzgerald
Title: Executive Vice President & Chief Operating Officer

TENANT

ARMSTRONG FLOORING, INC.,
a Delaware corporation

June 26, 2020
	By:	/s/ Christopher S. Parisi
Date		Print Name: Christopher S. Parisi
Title: SVP, General Counsel